PSMP1-1-199

                         Chase Vista Money Market Funds

                        Supplement Dated August 25, 1999
                              Premier Class Shares-
                       Prospectus Dated December 29, 1998

In "Buying Fund shares" on page 33 of the prospectus, the first two sentences of the second paragraph shall be replaced in their entirety by the following sentence:

"The NAV of each class of shares is generally calculated by 6:00 p.m. Eastern time, each day the Funds are accepting purchase orders.

On page 34, the following sentence shall be added to the beginning of the first full paragraph:

"A later cut-off time may be permitted for investors buying their shares [through Chase or a bank affiliate of Chase] so long as such later cut-off time is before the Fund's NAV is calculated."

                                                                    SPMP2-36-899